UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 31, 2008

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

      On January 31, 2008, the Vermont Public Service Board ("PSB") issued its Order approving the Memorandum of Understanding between the Department of Public Service and the Company regarding the Company's pending rate case.  The Memorandum of Understanding was previously filed on November 29, 2007 as Exhibit 10.96. The Company issued a news release highlighting the key points of the Order, which is attached hereto and incorporated herein by reference as Exhibit 99.1. The PSB Order dated January 31, 2008 is attached hereto and incorporated herein by reference as Exhibit 99.2.

Item9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Central Vermont's News Release dated January 31, 2008.
99.2	Vermont Public Service Board Order dated January 31, 2008.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President, General Counsel and Corporate Secretary

January 31, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Central Vermont's News Release dated January 31, 2008.
99.2	Vermont Public Service Board Order dated January 31, 2008.